                                                                     EXHIBIT 4.2

  NUMBER                                                          SHARES
   TMX                   INTERLINK COMPUTER SCIENCES
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

 THIS CERTIFICATE IS TRANSFERABLE IN         SEE REVERSE FOR STATEMENTS RELATING
THE CITY OF BOSTON, MA OR NEW YORK, NY              TO RIGHTS, PREFERENCES,
                                             PRIVILEGES AND RESTRICTIONS, IF ANY

This Certifies that                                   CUSIP 458747 10 2



is the record holder of

   FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE, OF

                       INTERLINK COMPUTER SCIENCES, INC.

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Dated


       (Signature)                                      (Signature)
- ------------------------                    ------------------------------------
 CHIEF FINANCIAL OFFICER                                 PRESIDENT

                              [CORPORATE SEAL OF
                       INTERLINK COMPUTER SCIENCES, INC.
                                 JUNE 5, 1996
                                 * DELAWARE *]

COUNTERSIGNED AND REGISTERED:
  THE FIRST NATIONAL BANK OF BOSTON
       TRANSFER AGENT AND REGISTRAR


BY       [Signature]
- ----------------------------
   AUTHORIZED SIGNATURE


AMERICAN BANK NOTE COMPANY
3504 ATLANTIC AVENUE
SUITE 12
LONG BEACH, CA 90807
(310) 989-2333
(FAX) (310) 426-7450         308-19X

   A statement of the powers, designations,preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM -- as tenants in common                         UNIF GIFT MIN ACT-- __________Custodian_____________
   TEN ENT -- as tenants by the entireties                                       (Cust)              (Minor)
   JT TEN  -- as joint tenants with right of                                    under Uniform Gifts to Minors
              survivorship and not as tenants                                   Act____________________________
              in common                                                                     (State)
                                                           UNIF TRF MIN ACT--   ______Custodian (until age ____)
                                                                                (Cust)
                                                                                ________ under Uniform Transfers
                                                                                (Minor)
                                                                                to Minors Act___________________
                                                                                             (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _____________________________ hereby sell, assign and transfer unto

  PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE

- -----------------------------------------

- -----------------------------------------


- --------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- -------------------------------------------------------------------------Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

- ----------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     ----------------------------

                                 X _____________________________________________

                                 X _____________________________________________
                                   THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                          NOTICE: CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed



By
  -----------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17ad-15.



- -------------------------------------------
  AMERICAN BANK NOTE COMPANY
  3504 ATLANTIC AVENUE
  SUITE 12
  LONG BEACH, CA 90807
  (310) 989-2333
  (FAX) (310) 426-7450
- -------------------------------------------